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                                                                 EXHIBIT 23.10


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (333-01574) and on Form S-4 (333-1928) of U.S. Office Products Company of our report dated July 12, 1996 relating to the financial statement of Thompson Book and Supply Company, which appears in the Current Report on Form 8-K.


/s/ Hamilton & Associates, Inc.

HAMILTON & ASSOCIATES, INC.
July 15, 1996